                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 16, 2004

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      001-15223                   76-0453392
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    (State or Other               (Commission                 (IRS Employer
    Jurisdiction of               File Number)             Identification No.)
     Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 23, 2004, the Registrant issued a press release containing information regarding its results of operations and financial condition for the year ended December 31, 2003 and for the quarters ended March 31, 2004 and June
30, 2004. A copy of the press release is attached to this Current Report on Form
8-K as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

     On August 23, 2004, the Registrant notified the American Stock Exchange
(the "AMEX") that it was delaying the filing of its Quarterly Report on Form
10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") pending the restatement of its financial statements for the year ended December 31, 2003 and the quarter ended March 31, 2004. Under Section 1101 of the AMEX Company Guide,
the Registrant must file all reports required under the Securities Exchange Act of 1934, as amended, with Securities and Exchange Commission on a timely basis.
The Registrant expects to restate its financial statements and file the Form
10-Q by September 3, 2004.

ITEM 8.01 OTHER EVENTS.

     On August 23, 2004, the Registrant issued a press release regarding the review of its classification of long term debt and expected restatement of its financial statements for the year ended December 31, 2003, the delay in filing the Form 10-Q and the amendment of its loan agreement with its senior lender. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

          99.1    The Registrant's press release dated August 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)

Date: August 24, 2004                  /s/ Christopher J. Walls
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                                       Name: Christopher J. Walls
                                       Title: Vice President and General Counsel

                                  EXHIBIT INDEX
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Exhibit
Number        Description
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99.1          The Registrant's press release dated August 23, 2004.